UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ISLE OF CAPRI CASINOS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ISLE OF CAPRI CASINOS, INC.

600 EMERSON ROAD

ST. LOUIS, MISSOURI 63141

(314) 813-9200

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be Held on [•], [•], 2011

The Special Meeting of Stockholders of Isle of Capri Casinos, Inc. will be held at [600 Emerson Road, St. Louis, Missouri], on [•], [•], 2011 at [9:00 a.m., Central Time], for the following purposes:

1.                                       To approve an amendment to our Amended and Restated Certificate of Incorporation to require a supermajority vote to authorize, adopt or approve certain extraordinary corporate transactions; and

2.                                       To approve an amendment to our Amended and Restated Certificate of Incorporation to classify our Board of Directors and to provide for staggered three-year terms of service for each class of directors.

The record date for the determination of stockholders entitled to vote at the Special Meeting, or any adjournments or postponements thereof, is the close of business on [•], 2011. A stockholder list will be available for examination for any purpose germane to the meeting, during ordinary business hours at our principal executive offices, located at 600 Emerson Road, St. Louis, Missouri 63141 for a period of 10 days prior to the meeting date. Additional information regarding the matters to be acted on at the Special Meeting can be found in the accompanying Proxy Statement.

We are furnishing the proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at our Special Meeting. We have also made these proxy materials available to you at www.proxyvote.com. Reference is made to the proxy statement for further information with respect to the items of business to be transacted at the Special Meeting. We have not received notice of other matters that may be properly presented at the Special Meeting.

Your vote is important. Please read the proxy materials and the voting instructions on the proxy. Then, whether or not you plan to attend the Special Meeting in person, and no matter how many shares you own, please sign, date and promptly return the enclosed proxy. If you are the beneficial owner of shares held in “street name”, your broker or bank, as the holder of record of the shares, must vote those shares in accordance with your instructions or, if you want to vote in person at the Special Meeting, you must obtain a proxy from your broker or bank and bring that to the Special Meeting. If you are a holder of record, you may also cast your vote in person at the Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Edmund L. Quatmann, Jr. Senior Vice President, General Counsel and Secretary
[•], 2011 St. Louis, Missouri

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2011

Isle of Capri Casino’s Proxy Statement for the Special Meetings of Stockholders is available at www.proxyvote.com

ISLE OF CAPRI CASINOS, INC.

600 EMERSON ROAD

ST. LOUIS, MISSOURI 63141

(314) 813-9200

PROXY STATEMENT

[•], 2011

We are furnishing this proxy statement to you in connection with the solicitation by the Board of Directors of Isle of Capri Casinos, Inc., a Delaware corporation, of proxies for use at the Special Meeting of Stockholders to be held on [•], [•], 2011, beginning at [9:00 a.m., Central Time], at [600 Emerson Road, St. Louis, Missouri], and at any adjournment(s) of the Special Meeting. Isle of Capri Casinos, Inc., together with its subsidiaries, is referred to herein as the “Company,” “we,” “us” or “our,” unless the context indicates otherwise.

Our principal executive offices are located at 600 Emerson Road, St. Louis, Missouri 63141. A Notice of Special Meeting of Stockholders, this proxy statement and accompanying proxy card was first mailed to our stockholders on or about [•], 2011.

QUESTIONS AND ANSWERS

When is the Special Meeting?

The Board of Directors of Isle of Capri Casinos, Inc., a Delaware corporation, seeks your proxy for use in voting at our Special Meeting or at any postponements or adjournments of the Special Meeting. Our Board of Directors is soliciting proxies beginning on or about [•], 2011. Our Special Meeting will be held at [600 Emerson Road, St. Louis, Missouri] on [•], [•], 2011, at [9:00 a.m., Central Time]. All holders of our common stock, par value $0.01 per share, entitled to vote at the Special Meeting, will receive a Notice of Special Meeting of Stockholders and proxy materials. All stockholders may also access our proxy materials on the website referred to in the Notice of Special Meeting of Stockholders.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ISLE OF CAPRI CASINOS, INC.

On what am I being asked to vote?

At the Special Meeting, our stockholders will be asked to vote on the following proposals:

(1)                                  To approve an amendment to our Amended and Restated Certificate of Incorporation to require a supermajority vote to authorize, adopt or approve certain extraordinary corporate transactions; and

(2)                                  To approve an amendment to our Amended and Restated Certificate of Incorporation to classify our Board of Directors and to provide for staggered three-year terms of service for each class of directors.

Our stockholders may also transact any other business that may properly come before the meeting.

Who is entitled to vote at the Special Meeting?

The record date for the Special Meeting is [•], 2011, and only stockholders of record at the close of business on that date may vote at and attend the Special Meeting.

What constitutes a quorum for the purposes of voting?

A majority of the shares of our common stock outstanding, represented in person or by proxy at the Special Meeting, will constitute a quorum for the purpose of transacting business at the Special Meeting. Abstentions are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. As of the record date, [•],

2011, there were [•] shares of our common stock outstanding and entitled to vote, which excludes [•] shares held by us in treasury.

What if a quorum is not present at the Special Meeting?

If a quorum is not present during the meeting, we may adjourn the meeting. In addition, in the event that there are not sufficient votes for approval of any of the matters to be voted upon at the meeting, the meeting may be adjourned in order to permit further solicitation of proxies.

How many votes do I have?

Each outstanding share of our common stock entitles its owner to one vote on each matter that comes before the meeting. Your proxy card indicates the number of shares of our common stock that you owned as of the record date, [•], 2011.

How many votes are needed to approve each item?

The amendments to our Amended and Restated Certificate of Incorporation require the affirmative vote of at least a majority of the shares of our common stock that are outstanding and entitled to vote on the proposals. Abstentions from voting and broker non-votes, if any, will have the same effect as voting against the proposals.

What if my stock is held by a broker?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. Certain matters submitted to a vote of stockholders are considered to be “routine” items upon which brokerage firms may vote in their discretion on behalf of their customers if such customers have not furnished voting instructions within a specified period prior to the meeting, so called “broker non-votes.” For those matters that are considered to be “non-routine,” brokerage firms that have not received instructions from their customers will not be permitted to exercise their discretionary authority. Each of the items listed above is a “non-routine” item.

How do I vote?

Stockholders of record can choose one of the following ways to vote:

(1)                                  By mail: Please complete, sign, date and return the enclosed proxy card to:

Isle of Capri Casinos, Inc.

c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

(2)                                  By Internet: www.proxyvote.com

(3)                                  By telephone: 1-800-690-6903

(4)                                  In person at the Special Meeting.

By casting your vote in any of the four ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions.

If you hold our voting securities in “street name,” only your broker or bank can vote your shares. If you want to vote in person at our Special Meeting and you hold our voting securities in street name, you must obtain a proxy from your broker and bring that proxy to our Special Meeting.

How do I vote using the enclosed proxy card?

If the enclosed proxy is properly signed and returned, the shares represented by the proxy will be voted at the Special Meeting according to the instructions indicated on your proxy. If the proxy does not specify how your shares are to be voted, your shares represented by the proxy will be voted:

1.                                       To amend our Amended and Restated Certificate of Incorporation to require a supermajority vote to authorize, adopt or approve certain extraordinary corporate transactions;

2.                                       To amend our Amended and Restated Certificate of Incorporation to classify our Board of Directors and to provide for staggered three-year terms of service for each class of directors; and

3.                                       In their discretion, upon such other business as may properly come before the meeting.

Can I change my vote after I have submitted my proxy?

Yes, a stockholder who has submitted a proxy may revoke it at any time prior to its use by:

1.                                       Delivering a written notice to the Secretary;

2.                                       Executing a later-dated proxy; or

3.                                       Attending the Special Meeting and voting in person.

A written notice revoking the proxy should be sent to our Secretary at the following address:

Edmund L. Quatmann, Jr.

Senior Vice President, General Counsel and Secretary

Isle of Capri Casinos, Inc.

600 Emerson Road

St. Louis, Missouri 63141

Do I have rights of appraisal?

Neither Delaware law, nor our Amended and Restated Certificate of Incorporation nor our Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares of our common stock.

How will the votes be tabulated at the meeting?

Votes cast by proxy or in person at the Special Meeting will be tabulated by the election inspectors appointed for the Special Meeting, and such election inspectors also will determine whether or not a quorum is present.

Will we solicit proxies in connection with the Special Meeting?

Yes, we will solicit proxies in connection with the Special Meeting. We will bear all costs of soliciting proxies including charges made by brokers and other persons holding stock in their names or in the names of nominees for reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies personally and by telephone, facsimile and email, all without extra compensation. We have retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of proxies. The fee to be paid for such services will be borne by us and is not expected to exceed $7,500 plus reasonable expenses.

OWNERSHIP OF OUR CAPITAL STOCK

The following table sets forth information with respect to the beneficial ownership of our common stock as of February 1, 2011 (unless otherwise indicated) by: (1) each director, (2) the individuals named in the Summary Compensation Table (i.e., the Named Executive Officers) in the Proxy Statement for our Annual Meeting held on October 5, 2010, (3) all directors and executive officers (including the Named Executive Officers) as a group, and (4) based on information available to us and filings made under Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, each person known by us to be the beneficial owner of more than 5% of our common stock. Unless otherwise indicated, all persons listed have sole voting and dispositive power over the shares beneficially owned.

Name and Address of Beneficial Owners(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Outstanding Shares Owned(2)
Robert S. Goldstein(3)	16,232,127	42.5%
Jeffrey D. Goldstein(4)	16,200,933	42.4%
Richard A. Goldstein(5)	16,194,398	42.4%
GFIL Holdings, LLC(6)	16,065,457	42.0%
W. Randolph Baker(7)	67,620	*
Alan J. Glazer(8)	114,906	*
Shaun R. Hayes(9)	57,086	*
Gregory J. Kozicz (10)	24,530	*
James B. Perry(11)	616,141	1.6%
Lee S. Wielansky(12)	58,434	*
Virginia M. McDowell(13)	342,763	*
Dale R. Black(14)	157,675	*
Arnold L. Block(15)	32,020	*
R. Ronald Burgess(16)	41,653	*
D. Douglas Burkhalter(17)	60,353	*
Roger W. Deaton (18)	132,334	*
Eric L. Hausler (19)	40,422	*
Paul B. Keller(20)	84,116	*
Donn R. Mitchell, II(21)	101,351	*
Edmund L. Quatmann, Jr.(22)	86,301	*
Jeanne-Marie Wilkins(23)	58,512	*
Directors and Executive Officers as a Group (20 persons)(24)	18,373,809	47.4%

*                                         Less than 1%.

Notes:

(1)                                  Unless otherwise indicated below, the business address for each member or affiliated entity of the Goldstein family listed below is 2117 State Street, Bettendorf, Iowa 52722.

(2)                                  Calculated pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares not currently outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days of February 1, 2011, are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by any other person listed.

(3)                                  The number of shares beneficially owned by Robert S. Goldstein includes 16,065,457 shares of which Robert S. Goldstein, as manager of GFIL (defined below), has indirect beneficial ownership, 75,000 shares in a family private foundation of which he is a director, and 24,476 shares held in an IRA account over which Mr. Goldstein has a power of attorney which includes voting and dispositive power and 35,662 shares of restricted stock subject to vesting.  Such indirect beneficial ownership arises from the power to vote or to direct the vote or the power to dispose or direct the disposition of such shares and does not necessarily constitute a personal ownership interest in such shares.  The business address of Robert S. Goldstein is 700 Office Parkway, St. Louis, Missouri 63141.

(4)                                  The number of shares beneficially owned by Jeffrey D. Goldstein includes 16,065,457 shares of which Jeffrey D. Goldstein, as manager of GFIL, has indirect beneficial ownership, 75,000 shares in a family private foundation of which he is a director, and 24,476 shares held in an IRA account over which Mr. Goldstein has a power of attorney which includes voting and dispositive power and 18,801 shares of restricted stock subject to vesting.  Such indirect beneficial ownership arises from the power to vote or to direct the vote or the power to dispose or direct the disposition of such shares and does not necessarily constitute a personal ownership interest in such shares.  The business address of Jeffrey D. Goldstein is 2117 State Street, Suite 300, Bettendorf, Iowa 52722.

(5)                                  The number of shares beneficially owned by Richard A. Goldstein includes 16,065,457 shares of which Richard A. Goldstein, as manager of GFIL, has indirect beneficial ownership, 75,000 shares in a family private foundation of which he is a director, and 24,476 shares held in an IRA account over which Mr. Goldstein has a power of attorney which includes voting and dispositive power and 10,599 shares of restricted stock subject to vesting.  Such indirect beneficial ownership arises from the power to vote or to direct the vote or the power to dispose or direct the disposition of such shares and does not necessarily constitute a personal ownership interest in such shares. The business address of Richard A. Goldstein is 700 Office Parkway, St. Louis, Missouri 63141.

(6)                              As reflected on Schedule 13D/A as filed with the Securities and Exchange Commission on October 19, 2010 and January 24, 2011. Shares owned by GFIL Holdings, LLC, a Delaware limited liability company (“GFIL”), are reported as beneficially owned by Jeffrey D. Goldstein, Robert S. Goldstein and Richard A. Goldstein. The address for GFIL Holdings, LLC is 2117 State Street, Suite 300, Bettendorf, Iowa 52722.

(7)                                  Includes 2,000 shares issuable upon the exercise of stock options that are exercisable within 60 days and 18,620 shares of restricted stock subject to vesting.

(8)                                  Includes 8,000 shares issuable upon the exercise of stock options that are exercisable within 60 days, 20,974 shares of restricted stock subject to vesting and 1,000 shares owned by Mr. Glazer’s wife.

(9)                                  Includes 17,771 shares of restricted stock subject to vesting.

(10)                            Includes 10,599 shares of restricted stock subject to vesting.

(11)                            Includes 300,000 shares issuable upon the exercise of stock options that are exercisable within 60 days and 182,306 shares of restricted stock subject to vesting.

(12)                            Includes 13,883 shares of restricted stock subject to vesting.

(13)                            Includes 198,282 shares of restricted stock subject to vesting.

(14)                            Includes 105,402 shares of restricted stock subject to vesting.

(15)                            Includes 17,457 shares of restricted stock subject to vesting.

(16)                            Includes 35,986 shares of restricted stock subject to vesting.

(17)                            Includes 35,986 shares of restricted stock subject to vesting.

(18)                            Includes 72,535 shares issuable upon the exercise of stock options that are exercisable within 60 days and 18,170 shares of restricted stock subject to vesting.

(19)                            Includes 20,000 shares issuable upon the exercise of stock options that are exercisable within 60 days and 20,422 shares of restricted stock subject to vesting.

(20)                            Includes 40,000 shares issuable upon the exercise of stock options that are exercisable within 60 days and 37,579 shares of restricted stock subject to vesting.

(21)                            Includes 34,200 shares issuable upon the exercise of stock options that are exercisable within 60 days and 30,120 shares of restricted stock subject to vesting.

(22)                            Includes 44,000 shares issuable upon the exercise of stock options that are exercisable within 60 days and 36,369 shares of restricted stock subject to vesting.

(23)                            Includes 40,000 shares issuable upon the exercise of stock options that are exercisable within 60 days and 14,104 shares of restricted stock subject to vesting.

(24)                            Information provided is for the individuals who were our executive officers and directors on February 1, 2011, and includes 560,735 shares issuable upon exercise of stock options that are exercisable within 60 days and 879,092 shares of restricted stock subject to vesting.

PROPOSALS 1 AND 2

We recently completed a public offering of 5,300,000 shares of our common stock (the “Offering”).  The Offering enabled us to provide additional liquidity to shareholders by adding shares of our common stock to the public float.  Further, we used a portion of the net proceeds of approximately $51.4 million to reduce our long-term debt obligations and strengthen our balance sheet. However, the Offering also resulted in the dilution of the ownership of our common stock by members of the Goldstein family, including Robert S. Goldstein, our Vice Chairman, Jeffrey D. Goldstein and Richard A. Goldstein, two of our directors, GFIL, spouses, children and grandchildren of certain members of the Goldstein family and entities associated with certain members of the Goldstein family (collectively, the “Goldstein Group”) from approximately 49.5% to approximately 42.6% of our common stock.

Prior to the Offering, in June 2010, we proposed a public offering of 9,000,000 shares of our common stock (the “June Offering”). The June Offering would have resulted in the dilution of the ownership of our common stock by the Goldstein Group from approximately 50.1% to approximately 39.2% of our common stock.  In connection with our Board of Director’s consideration of the June Offering, legal counsel for the Goldstein Group, Thompson Coburn LLP, sent a letter to our Board of Directors, dated April 20, 2010, requesting that our Board of Directors give appropriate consideration to the effects of the June Offering on the Goldstein Group’s interests. In response, our Board of Directors formed a special committee of directors consisting of Messrs. Baker, Brackenbury, Hayes, Kozicz and Wielansky (the “Special Committee”), who were disinterested and independent from the Goldstein Group, to consider any governance and other issues and concerns raised by the Goldstein Group and authorized it to retain such independent advisors as it deemed necessary or advisable. The Special Committee with the assistance of its advisors, including Cadwalader, Wickersham & Taft LLP, its independent legal counsel, and Stifel, Nicolaus & Company, Incorporated, its financial advisor, considered the effects of the June Offering on the Goldstein Group’s interests and then negotiated with the Goldstein Group and its advisors, including Thompson Coburn LLP. The Goldstein Group, holding a substantial portion of our outstanding common stock and electing three directors to our Board of Directors, has and had substantial influence over the election of directors to our Board of Directors and the outcome of the vote on substantially all other matters, including the proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation, amendment of our Bylaws and significant corporate transactions, such as public offerings of common stock. Based on these discussions, the Goldstein Group indicated its willingness to support our June Offering in exchange for, among other things, amendments to our certificate of incorporation, as amended, which were substantially similar to the proposals herein. Our Board of Directors approved the amendments to our certificate of incorporation, as amended, and the Goldstein Group, holding a majority of our outstanding common stock, approved the amendments, in each case, subject to the completion of the June Offering.  The parties also entered into a governance agreement substantially similar to the Goldstein Governance Agreement described and defined below. We reported these developments on a Form 8-K filed with the Securities and Exchange Commission.  Because the June Offering was terminated, such governance changes were not implemented.

In connection with the Offering, the Goldstein Group reiterated to our Board of Directors its concerns regarding the dilutive impact of the Offering on the Goldstein Group’s ownership interest in our common stock and asked our Board of Directors to consider implementing governance changes similar to those negotiated in connection with the June Offering if the Goldstein Group agreed to support the Offering.  Our Board of Directors re-constituted the Special Committee (which no longer included Mr. Brackenbury as a result of his October 5, 2010 retirement from our Board of Directors) and, as in the June Offering, asked the Special Committee to consider the effects of the Offering on the Goldstein Group’s interests. The Special Committee again reviewed and determined that it was in our and our stockholders’ best interests for our Board of Directors to recommend that our stockholders approve and adopt the proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation and to enter into the Goldstein Governance Agreement, provided that the Goldstein Group agreed to support the Offering.  Based on these discussions and the Goldstein Group’s undertaking to support the Offering, we agreed to call the Special Meeting to vote on the proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation and entered into an agreement (the “Goldstein Governance Agreement”), dated as of January 19, 2011, with Robert S. Goldstein, our Vice Chairman, Jeffrey D. Goldstein and Richard A. Goldstein, two of our directors, and GFIL in respect of such amendments, which are reflected in Proposals 1 and 2.  We have also agreed to use our commercially reasonable efforts to take all steps necessary to effect the proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation, including causing our Board of Directors to approve and declare advisable such amendments, preparing and disseminating this proxy statement and using our commercially reasonable efforts to solicit proxies in favor of such amendments.

Our Board of Directors has determined that it is in our and our stockholders’ best interests to amend our Amended and Restated Certificate of Incorporation to (1) require a supermajority vote to authorize, adopt or approve certain extraordinary corporate transactions and (2) classify our Board of Directors and provide for staggered three-year terms of service for each class of directors. These amendments are summarized below and are reflected in the proposed form of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation attached to this proxy statement as Appendix A.  The summary of the proposed changes are qualified in their entirety by reference to Appendix A, which you should read in its entirety.

If any of the proposed amendments to our Amended and Restated Certificate of Incorporation described below are not approved, then that amendment will not be made, and our Amended and Restated Certificate of Incorporation will retain the current provisions governing the subject matter of that proposal.

The Goldstein Group, pursuant to the Goldstein Governance Agreement, agreed to vote all of their shares of our common stock in favor of both Proposal 1 and Proposal 2.

PROPOSAL 1

AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REQUIRE A SUPERMAJORITY VOTE TO AUTHORIZE, ADOPT OR APPROVE CERTAIN EXTRAORDINARY CORPORATE TRANSACTIONS

Our current Amended and Restated Certificate of Incorporation does not provide for supermajority voting provisions to authorize, adopt or approve certain extraordinary corporate transactions. These provisions are also not included in our current Bylaws.  Our Board of Directors may amend our Bylaws regarding supermajority voting provisions to authorize, adopt or approve certain extraordinary corporate transactions. However, we are not soliciting your vote to amend our Bylaws.

Delaware law permits a company to include provisions in its certificate of incorporation that require a greater vote than the vote otherwise required by law for any corporate action.  The proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation includes certain of such supermajority vote requirements. The proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation provides that, until the Supermajority Expiration Time (as defined below), we may not, without the affirmative vote of the holders of at least two-thirds of our voting power, voting as a single class, (i) adopt any agreement providing for our merger or consolidation with or into any other corporation or entity, or similar transaction in which the shares of our common stock are exchanged for or changed into other stock or securities, cash and/or other property, (ii) adopt any agreement providing for the sale or lease of all or substantially all of our assets or property and our subsidiaries (taken as a whole), (iii) spin-off, split-up or issue an extraordinary dividend to stockholders, (iv) liquidate, dissolve or wind up ourselves or (v) amend, modify or repeal the provision of the proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation setting forth the foregoing voting requirement. Such affirmative vote or consent shall be in addition to the votes or consents of the holders of our common stock otherwise required by law or any agreement between us and any national securities exchange. The foregoing provision may not be amended, modified or repealed unless such amendment, modification or repeal is approved by the affirmative vote or consent of the holders of at least two-thirds of our voting power, voting as a single class. Other than as required by law or as provided in the following sentence, other matters to be voted upon by the holders of our common stock, other than the election of directors, require the affirmative vote of a majority of the shares present at the particular stockholders meeting.  The election of directors requires a plurality of the votes cast.

“Supermajority Expiration Time” means the first to occur of (i) the Goldstein Group ceasing to hold shares of our common stock representing at least 22.5% of our outstanding common stock, not including any shares of Class B common stock or shares of common stock issued upon conversion of any preferred stock and (ii) the tenth anniversary of the effective date of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation.

The supermajority voting provisions also permit a minority of our stockholders to potentially block an attempt by our majority stockholders to take the extraordinary corporate transactions described above. To the extent that any stockholder or stockholder group holds in excess of one-third of our outstanding shares of common stock following the effective date of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation, such stockholder or stockholder group would effectively possess a veto right over such extraordinary corporate transactions.

The supermajority voting provisions described above may discourage or deter a person from attempting to obtain control of us by making it more difficult to amend these provisions to eliminate their anti-takeover effect or the protections they afford to minority stockholders. The supermajority voting requirement will make it more difficult for a stockholder or stockholder group to put pressure on our Board of Directors to take the extraordinary corporate transactions described above.

The supermajority voting provisions were not proposed in order to prevent an unsolicited takeover attempt, and our Board of Directors is not aware of any present unsolicited attempt by any person to acquire control of us or to put pressure on our Board of Directors to take any extraordinary corporate transactions.

If approved by our stockholders, this amendment will become effective upon the filing of the proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware (which is expected to occur promptly following the Special Meeting).  The form of the proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation is included as Appendix A hereto.

The proposed amendment to our Amended and Restated Certificate of Incorporation to require a supermajority vote to authorize, adopt or approve certain extraordinary corporate transactions will be approved upon the affirmative vote of at least a majority of the shares of our common stock that are outstanding and entitled to vote on the proposal. Abstentions from voting and broker non-votes, if any, will have the same effect as voting against the proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REQUIRE A SUPERMAJORITY VOTE TO AUTHORIZE, ADOPT OR APPROVE CERTAIN EXTRAORDINARY CORPORATE TRANSACTIONS.

PROPOSAL 2

AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CLASSIFY OUR BOARD OF DIRECTORS AND TO PROVIDE FOR STAGGERED THREE-YEAR TERMS OF SERVICE FOR EACH CLASS OF DIRECTORS

Our current Amended and Restated Certificate of Incorporation neither provides for a classified Board of Directors nor for staggered three-year terms of service for each class of directors.  These provisions are also not included in our current Bylaws. Our Board of Directors may amend our Bylaws regarding a classified and staggered Board of Directors. However, we are not soliciting your vote to amend our Bylaws.

The proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation provides on the effective date of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation, our Board of Directors shall be divided into three classes, as nearly equal in number as reasonably possible, designated Class I, Class II and Class III, respectively.  Our Board of Directors will have assigned which directors already in office will be in each class effective upon filing of the proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation.  Thus, we are not at this time soliciting your vote on the election of directors or assignment of directors to the three classes. The Class I directors’ initial term will expire at the next annual meeting of stockholders, expected to be held in 2011, and the Class I directors elected at that meeting will have a term of three years. The directors in Class I initially will be Richard A. Goldstein, Alan J. Glazer and Shaun R. Hayes.  The Class II directors’ initial term will expire at the annual meeting following the next, expected to be held in 2012, and the Class II directors elected at that meeting will have a term of three years. The directors in Class II initially will be Jeffrey D. Goldstein, W. Randolph Baker and Lee S. Wielansky.  The Class III directors’ initial term will expire at the next annual meeting thereafter, expected to be held in 2013, and the Class III directors elected at that meeting will have a term of three years.  The directors in Class III initially will be Robert S. Goldstein, James B. Perry and Gregory J. Kozicz.  At each annual meeting thereafter, a single class will be elected and each elected class will have a three-year term.  Any vacancy occurring during the year on our Board of Directors may be filled for the unexpired term by a majority of our Board of Directors then in office and any director elected to fill such a vacancy shall be a director until his successor is elected by the stockholders at the next annual meeting or any special meeting duly called for that purpose. Until the Supermajority Expiration Time, we may not amend, modify or repeal provisions of the proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation setting forth the staggered Board of Directors without the approval of the holders of a majority of the shares of our common stock held by the Goldstein Group (among other votes that may be required by law).

A staggered Board of Directors means that only three directors (assuming a nine person Board of Directors, as is currently the case) will be up for election at any given annual meeting.  This has the effect of delaying the ability of our stockholders to effect a change in control of our Board of Directors, since it will take two annual meetings to replace at least six directors, which represents the majority of our Board of Directors. This structural change will affect every election of directors going forward and may have the effect of making it more difficult and longer to replace one or more directors who are not performing adequately.

Our Board of Directors believes that it is in our and our stockholders’ best interests to create a staggered Board of Directors because it provides an appropriate safeguard to enable our Board of Directors to act in the best interests of our stockholders in the event of any unsolicited takeover attempt. Moreover, the staggered election of our Board of Directors will provide continuity and stability in the management of our business and affairs since a majority of the directors will have prior experience as our directors and will have in-depth knowledge of us and our business and strategies.  Directors with such understanding are a valuable resource and better able to make fundamental decisions about us and guide management in making such decisions. However, there have been no problems with continuity of our Board of Directors in the past. Further, electing directors to three-year, as opposed to one-year, terms enhances the independence of non-management directors by providing them with a longer assured term of office within which to focus on our strategic goals.  Finally, maintaining three-year terms for directors will assist us in attracting director candidates who are interested in making a longer term commitment to us.

The proposal to create a staggered Board of Directors was not proposed in order to prevent an unsolicited takeover attempt, and our Board of Directors is not aware of any present unsolicited attempt by any person to acquire control of us, obtain representation on our Board of Directors or take any action that would materially affect our governance.

Pursuant to the Goldstein Governance Agreement,  we agreed that until the Nomination Expiration Date (as defined below), we will take all action reasonably necessary for our Board of Directors to nominate and recommend for election by our stockholders each of Jeffrey D. Goldstein, Robert S. Goldstein and Richard A. Goldstein (the “Goldstein Directors”) (or, in the event that any of them dies or becomes legally incapacitated, another descendant of Bernard Goldstein (including a person legally adopted before the age of five) who is suitable to serve as our director pursuant to applicable Nasdaq requirements and other applicable law and designated by the remaining Goldstein Directors, who then are competent; provided, however, if our Board of Directors reasonably objects to such designee, another descendant reasonably acceptable to our Board of Directors may so be designated by the remaining qualified Goldstein Directors) at any annual meeting at which their respective directorship terms are scheduled to expire.

“Nomination Expiration Date” means the earlier to occur of (1) the tenth anniversary of the date of the Goldstein Governance Agreement and (2) such time as the sum of (i) and (ii) below do not equal in the aggregate at least 22.5% of the then outstanding shares of our common stock, not including any shares of Class B common stock or shares of common stock issued upon conversion of any preferred stock: (i) the total number of Physical Shares of our common stock directly owned by members of the Goldstein Group (other than GFIL) in the aggregate; and (ii) the total number of Physical Shares of our common stock owned by GFIL multiplied by a fraction, the numerator of which is equal to the total number of Physical Shares of the membership interests of GFIL directly owned by members of the Goldstein Group and the denominator of which is equal to the then total outstanding membership interests of GFIL. “Physical Shares” means shares, units or interests of a corporation or other entity (such as a limited liability company, limited partnership or trust) beneficially owned by any person as to which such person directly or indirectly has voting and investment power and which are held either of record by such person or through a broker, dealer, agent, custodian or other nominee who is the holder of record of such shares.

If approved by our stockholders, this amendment will become effective upon the filing of the proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware (which is expected to occur promptly following the Special Meeting).  The form of the proposed Certificate of Amendment to our Amended and Restated Certificate of Incorporation is included as Appendix A hereto.

The proposed amendment to our Amended and Restated Certificate of Incorporation to classify our Board of Directors and to provide for staggered three-year terms of service for each class of directors will be approved upon the affirmative vote of at least a majority of the shares of our common stock that are outstanding and entitled to vote on the proposal. Abstentions from voting and broker non-votes, if any, will have the same effect as voting against the proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CLASSIFY OUR BOARD OF DIRECTORS AND TO PROVIDE FOR STAGGERED THREE-YEAR TERMS OF SERVICE FOR EACH CLASS OF DIRECTORS.

OTHER MATTERS

Our Board of Directors is not aware of any other business that may come before the Special Meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxyholders.

STOCKHOLDER PROPOSALS

Stockholders who, in accordance with Rule 14a-8 of the Securities and Exchange Commission, wish to present proposals for inclusion in our proxy materials to be distributed in connection with our 2011 Annual Meeting must submit their proposals no later than May 10, 2011, at our principal executive offices, Attention: Edmund L. Quatmann, Jr., Senior Vice President, General Counsel and Secretary. As the rules of the Commission make clear, simply submitting a proposal does not guarantee its inclusion.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If you share an address with any of our other stockholders, your household might receive only one copy of our proxy statement, unless you have instructed us otherwise. This delivery method is referred to as “householding” and can result in savings for us. To take advantage of this opportunity, we deliver a single proxy statement to multiple stockholders who share an address. We will promptly deliver upon oral or written request a separate copy of our proxy statement to any stockholder of a shared address to which a single copy of our proxy statement was delivered. If you prefer to receive separate copies of our proxy statement, either now or in the future, or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements for your household, please call us at (314) 813-9200 or send your request in writing to us at the following address: Isle of Capri Casinos, Inc., 600 Emerson Road, Suite 300, St. Louis, Missouri 63141, Attention: Secretary.

BY ORDER OF THE BOARD OF DIRECTORS,

Edmund L. Quatmann, Jr. Senior Vice President, General Counsel and Secretary
[•], 2011 St. Louis, Missouri

Appendix A

CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ISLE OF CAPRI CASINOS, INC.

Isle of Capri Casinos, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), DOES HEREBY CERTIFY:

FIRST:  That the Board of Directors of the Corporation adopted resolutions proposing and declaring advisable the following amendment to the Amended and Restated Certificate of Incorporation of the Corporation:

RESOLVED, that the Amended and Restated Certificate of Incorporation of the Corporation be amended so that the following Article FIFTEENTH be added immediately after the existing Article FOURTEENTH:

“FIFTEENTH:

15.1)        Special Vote Requirement

(a)           The affirmative vote or consent of the holders of at least two-thirds of the voting power of the Corporation, voting as a single class, shall be required for (i) the adoption of any agreement providing for the merger or consolidation of the Corporation with or into any other corporation or entity, or similar transaction in which the shares of stock of the Corporation are exchanged for or changed into other stock or securities, cash and/or other property, (ii) the adoption of any agreement providing for the sale or lease of all or substantially all of the assets or property of the Corporation and its subsidiaries (taken as a whole), (iii) spin-off, split-up or extraordinary dividend to stockholders and (iv) the liquidation, dissolution or winding up of the Corporation. Such affirmative vote or consent shall be in addition to the votes or consents of the holders of stock of the Corporation otherwise required by law or any agreement between the Corporation and any national securities exchange.

(b)           This Section 15.1, and the terms and conditions contained herein, shall, without any action of any person or entity, automatically expire and be null and void and of no further effect upon the first to occur of (i) the Goldstein Family Group (as defined below) ceasing to hold Common Stock of the Corporation representing at least 22.5% of the Corporation’s outstanding Common Stock, not including any shares of Class B Common Stock or shares of Common Stock issued upon conversion of any Preferred Stock and (ii) the tenth anniversary of the Article 15 Effective Time (as defined below)(the time at which the first of the matters set forth in the foregoing clauses (i) and (ii) occurs is referred to herein as the “Supermajority  Expiration Time”).

(c)           For purposes of this Amended and Restated Certificate of Incorporation, “Goldstein Family Group” means, collectively,  (i) Jeffrey D. Goldstein, (ii) Richard A. Goldstein, (iii) Robert S. Goldstein, (iv) GFIL Holdings, LLC, a Delaware limited liability company, (v) the spouse, child (including any person legally adopted before the age of five), or grandchild of any of Bernard Goldstein, Jeffrey D. Goldstein, Robert S. Goldstein and/or Richard A. Goldstein, and (vi) any entity in which all of the equity interests in and all of the beneficial interests of which are owned by a person or entity described in subparagraphs (i) through (v) above.

(d)           From the Article 15 Effective Time until the Supermajority Expiration Time, the Corporation shall not amend, modify or repeal this Section 15.1 unless such amendment, modification or repeal is approved by the affirmative vote or consent of the holders of at least two-thirds of the voting power of the Corporation, voting as a single class.

15.2)        Classes of Directors

(a)           The Board of Directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III.  Each class of directors shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors of

1

the Corporation.  The Board of Directors is hereby authorized to assign members of the Board of Directors already in office to such classes effective upon the filing with the Secretary of State of the Certificate of Amendment to this Amended and Restated Certificate of Incorporation that provides for the inclusion of this Article 15 in this Amended and Restated Certificate of Incorporation (the “Article 15 Effective Time”); provided, that each of Jeffrey D. Goldstein, Robert S. Goldstein and Richard A. Goldstein shall be in separate classes.  The terms of the initial Class I directors shall expire at the first annual meeting of stockholders to be held after the Article 15 Effective Time; the terms of the initial Class II directors shall expire at the second annual meeting of stockholders to be held after the Article 15 Effective Time; and the terms of the initial Class III directors shall expire at the third annual meeting of stockholders to be held after the Article 15 Effective Time.

(b)           At each annual meeting of stockholders, successors to the class of directors whose terms expire at that annual meeting shall be elected for a three-year term.

(c)           A director shall hold office until the annual meeting of stockholders for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

(d)           From the Article 15 Effective Time until the Supermajority Expiration Time, the Corporation shall not amend, modify or repeal this Section 15.2 unless such amendment, modification or repeal is approved by the those members of the Goldstein Family Group who hold a majority of the total shares of Common Stock of the Corporation held by the Goldstein Family Group.”

SECOND:  That the stockholders have  voted in favor of this amendment in accordance with the provisions of Section 242 of the DGCL.

THIRD:  That this amendment was duly adopted in accordance with the applicable provisions of Sections 242 of the DGCL.

***

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this            day of           , 2011.

Isle of Capri Casinos, Inc., a Delaware corporation

By:
Name:
Title:

2

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES 0 0 0 0 0 0 0000081861_1 R1.0.0.11033 ISLE OF CAPRI CASINOS, INC. 600 EMERSON ROAD, SUITE 300 ST. LOUIS, MO 63141 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1 To amend our Amended and Restated Certificate of Incorporation to require a supermajority vote to authorize, adopt or approve certain extraordinary corporate transactions. 2 To amend our Amended and Restated Certificate of Incorporation to classify our Board of Directors and to provide for staggered three-year terms of service for each class of directors. NOTE: The proxies are authorized to vote, in their discretion, upon all such matters as may properly come before the Special Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000081861_2 R1.0.0.11033 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com . Notice of Special Meeting of Stockholders To be held on [.], [.], 2011 The undersigned stockholder(s) of Isle of Capri Casinos, Inc., a Delaware corporation (the "Company"), hereby appoint(s) [James B. Perry, Virginia M. McDowell, Dale R. Black and Edmund L. Quatmann, Jr.], and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company, to be held at [600 Emerson Road, St. Louis, Missouri], on [.], 2011 at [9:00 a.m., Central Time], and at any and all adjournments, postponements, continuations or reschedulings thereof (the "Special Meeting"), with all the powers the undersigned would possess if personally present at the Special Meeting, as directed on this ballot. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. Continued and to be signed on reverse side